UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2007

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 Long Drive, Houston, TX	77087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-644-8182

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 15, 2007, American Electric Technologies, Inc. (formerly known as American Access Technologies, Inc.) (the “Company”) completed the business combination (the “Merger”) with M & I Electric Industries, Inc. (“M & I”) in accordance with the Agreement and Plan of Merger, dated as of December 1, 2006, as amended on March 13, 2007 and April 3, 2007, among the Company, M & I and AAT Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of the Company (as amended, the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, each outstanding share of M & I common stock (“M & I Common Shares”) was converted into and became exchangeable for approximately 122.15 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), and cash in lieu of any fractional shares. The Company issued approximately 30,398,556 shares of its Common Stock to the former holders of the M & I Common Shares, resulting in the former stockholders of M & I holding approximately 80% of the Company’s Common Stock. Upon the closing of the Merger, M & I became a wholly owned subsidiary of the Company. In connection with the Merger, the Company also changed its name from American Access Technologies, Inc. to American Electric Technologies, Inc. and declared a 1-for-5 reverse stock split of its Common Stock. The number of shares issuable to the M & I stockholders was reduced by the 1-for-5 reverse stock split; however, the percentage ownership of the Company’s stockholders was not affected by the reverse stock split. Following the completion of the merger and the reverse stock split, the Company now has approximately 7.6 million shares of Common Stock outstanding.

The foregoing description of the Merger and the Merger Agreement, as amended, is qualified in its entirety by reference to the Merger Agreement (which was filed as Exhibit 10.23 to the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission (“SEC”) on March 12, 2007), the First Amendment to Agreement and Plan of Merger (which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 19, 2007), and the Second Amendment to Agreement and Plan of Merger (which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on April 3, 2007).

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above with respect to the issuance of shares of the Company’s Common Stock to the holders of M & I Common Shares in connection with the Merger is incorporated herein by reference. The Company believes that the issuance of the shares in the Merger was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) and Rule 506 of Regulation D. The Company bases the availability of the exemption on the following factors. Each M & I stockholder has been qualified as either an accredited investor as defined in Rule 501(a) or as a person who either alone or with his purchaser representative has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the Merger and the prospective investment in the shares of the Company’s Common Stock. There were less than 35 M & I stockholders who were not accredited investors. The Company has provided to all of the M & I stockholders the information required by Rule 502(b) of Regulation D. The Company made available to each M & I stockholder prior to a vote on the Merger the opportunity to ask questions and receive answers concerning the terms and conditions of the Merger, the business, operations and financial condition of the Company and to obtain any additional information which the Company possessed or could acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished to the M & I stockholders. The Company advised the M & I stockholders that the shares they will receive in connection with the Merger will not be registered under the Securities Act of 1933 and advised them that they may not be sold or transferred without registration or an exemption from registration. Such shares will contain a legend referring to such lack of registration and the restrictions of sale or transfer. There was no general advertising or solicitation in connection with the Merger transaction.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 above with respect to the reverse stock split of the Company’s Common Stock is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 concerning the completion of the Merger is incorporated herein by reference.

Immediately following the closing of the Merger on May 15, 2007, the former M & I stockholders held, in the aggregate, approximately 80% of the outstanding shares of the Company’s Common Stock and the former American Access stockholders held, in the aggregate, approximately 20% of the Company’s Common Stock. With respect to the former M & I stockholders, Arthur G. Dauber holds approximately 31.4%, James J. Steffek holds approximately 11.8% and J. Hoke Peacock II holds, directly and indirectly, approximately 5.6% of the outstanding shares of the Company’s Common Stock, respectively.

The Merger Agreement provided that upon the effective time of the Merger, the Company’s board of directors would be comprised of five members designated by M & I and two remaining members of the Company’s existing board of directors. The Merger Agreement further provides that the two former directors of the Company who remained on the board at the effective time of the Merger will be nominated as directors for each of the next two annual meetings following the Merger. These two directors are Howard W. Kelley and Lamar Nash. The information set forth in Item 5.02 concerning the changes in the Company’s officers and board of directors is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)-(d) Pursuant to the terms of the Merger Agreement, as of May 15, 2007, the effective time of the Merger, Erik Wiisanen, Ken Cornell, Clark Schaffer, Tim Adams and Joe McGuire resigned from the Company’s board of directors and Arthur G. Dauber, Stuart Schube, J. Hoke Peacock II, Paul N. Katz and Peter Menikoff were appointed as directors to hold office until the next annual stockholders’ meeting. Howard W. Kelley and Lamar Nash, existing directors of the Company, remained on the Company’s board of directors following the Merger. Mr. Menikoff was appointed Chairman of the audit committee of the board of directors. The Merger Agreement provides that the board of directors would consist of seven directors, two of whom would be directors on the board prior to the Merger and five of whom would be selected by M & I.

Pursuant to the requirements of the Merger Agreement, the board of directors appointed the following as the officers of the Company as of May 15, 2007, the effective time of the Merger:

Name	Position
Arthur G. Dauber	Chairman, President and CEO
Timothy C. Adams	Senior Vice President—American Access division
John H. Untereker	Senior Vice President, CFO and Secretary
Joseph F. McGuire	Vice President and Treasurer
Erik Wiisanen	Vice President—Sales and Marketing, Omega Metals Division
Neal T. Hare	Senior Vice President of Operations
James J. Steffek	Senior Vice President of Sales and Business Development
Charles M. Dauber	Senior Vice President of Marketing

Mr. Adams was previously President and COO (principal executive officer) of the Company and Mr. McGuire was previously Treasurer, CFO and Secretary (principal financial officer) of the Company. Mr. Wiisanen held the same position with the Company prior to the Merger.

The following is a brief biographical summary for each of Arthur G. Dauber, who is the Company’s principal executive officer, and John H. Untereker, who is the Company’s principal financial officer:

Arthur G. Dauber, age 64, has been President and Chairman of the Board of M & I since October 1984. Arthur G. Dauber is the father of Charles M. Dauber.

John H. Untereker, age 57, has been Vice President and Chief Financial Officer of M & I since May 2005. From June 2004 until May 2005, Mr. Untereker was a self-employed consultant. From 2002 until May 2004, Mr. Untereker was Chief Financial Officer for Omnicare Inc.’s Southwest Region in Houston, Texas.

Mr. Schube will receive a consulting bonus of $160,000 for his services in connection with advising M & I concerning the merger. In October 2006, M & I purchased the land and improvements occupied by its South Coast Electric System subsidiary in Bay St. Louis, Mississippi from a limited liability company owned, in part, by Arthur G. Dauber and J. Hoke Peacock II. The purchase price for this facility and related equipment was $225,000. As a result of the purchase, the former lease agreement was terminated.

(e) Arthur G. Dauber and John H. Untereker are employed by the Company’s subsidiary, M & I Electric Industries, Inc. There is no written employment agreement for either Mr. Dauber or Mr. Untereker and each is an employee at will. Mr. Dauber’s base salary for 2006 was $225,000 and he received a bonus of $150,000 for 2006. Mr. Untereker’s base salary was $167,000 for 2006 and he received a bonus of $92,000 for 2006. Mr. Dauber and Mr. Untereker each received an automobile allowance of $10,200 and $8,400, respectively, for 2006. It is anticipated that these current compensation arrangements will be applicable in 2007; however, the amount of the incentive bonus will be based upon the performance of the Company in accordance with M & I’s bonus plan for executive officers.

Messrs. Dauber and Untereker are also eligible to participate in the applicable broad-based benefit programs available to employees of the Company and M & I.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the special meeting of stockholders held on May 14, 2007, the stockholders of the Company approved an amendment to the Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock from 30,000,000 shares to 250,000,000 shares, which amendment became effective on May 15, 2007.

On May 14, 2007, the board of directors and stockholders of the Company also approved an amendment to the Company’s Amended and Restated Articles of Incorporation effecting a 1-for-5 reverse stock split of the issued and outstanding shares of the Company’s Common Stock (the “Reverse Stock Split Amendment”). This amendment became effective on May 15, 2007 (the “Split Effective Date”) and on such date, the issued and outstanding shares of the Company’s Common Stock immediately prior to the Split Effective Time were combined into a smaller number of shares, such that each of the Company’s stockholders now owns one new share of the Company’s Common Stock for each 5 shares of issued Common Stock held by that stockholder immediately prior to the Split Effective Time. The Reverse Stock Split Amendment also reduced the authorized number of shares of the Common Stock from 250,000,000 shares to 50,000,000 shares.

On May 14, 2007 the stockholders of the Company also approved an amendment to the Company’s Amended and Restated Articles of Incorporation to change the name of the corporation from “American Access Technologies, Inc.” to “American Electric Technologies, Inc.”, which amendment became effective on May 15, 2007.

The foregoing description of the amendments to the Company’s Amended and Restated Articles of Incorporation set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment filed with the Secretary of State of the State of Florida attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Pursuant to Item 9.01(a)(4) of Form 8-K, the required financial statements will be filed by an amendment to this Current Report not later than seventy-one (71) calendar days after the date on which this report must be filed.

(b) Pro Forma Financial Information

Pursuant to Item 9.01(b)(2) of Form 8-K, the required pro forma financial information will be filed by an amendment to this Current Report not later than seventy-one (71) calendar days after the date on which this report must be filed.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated December 1, 2006, by and among American Access Technologies, Inc., AAT Merger Sub, Inc. and M & I Electric Industries, Inc. (incorporated by reference to Exhibit 10.23 to the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 12, 2007).

2.2	Amendment dated March 13, 2007 to Agreement and Plan of Merger dated December 1, 2006 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 2007).

2.3	Second Amendment dated April 3, 2007 to Agreement and Plan of Merger dated December 1, 2006 as amended by agreement dated March 13, 2007 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2007).

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of American Access Technologies, Inc.

3.2	Articles of Amendment to Amended and Restated Articles of Incorporation of American Access Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: May 18, 2007	By:	/s/ Arthur G. Dauber
	Name:	Arthur G. Dauber
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated December 1, 2006, by and among American Access Technologies, Inc., AAT Merger Sub, Inc. and M & I Electric Industries, Inc. (incorporated by reference to Exhibit 10.23 to the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 12, 2007).

2.2	Amendment dated March 13, 2007 to Agreement and Plan of Merger dated December 1, 2006 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 2007).

2.3	Second Amendment dated April 3, 2007 to Agreement and Plan of Merger dated December 1, 2006 as amended by agreement dated March 13, 2007 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2007).

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of American Access Technologies, Inc.

3.2	Articles of Amendment to Amended and Restated Articles of Incorporation of American Access Technologies, Inc.